Other Income (Expense), Net (Tables)	12 Months Ended
Sep. 30, 2025
Other Income (Expense), Net [Abstract]
Schedule of Other Income (Expense), Net

Other income (expense), net for the years ended September 30, 2025, 2024 and 2023 consisted of the following:

	2025	2024	2023
Government grants	$346,597	$904,313	$373,032
Dividend income	330,177	275,460	250,096
Rental income	106,616	127,996	85,437
Other net miscellaneous income (expenses)	(15,613)	(61,843)	(6,814)
Total revenue	$767,777	$1,245,926	$701,751